UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2019

Item 1. Report to Stockholders.

Invest selectively

VILLX & VLEQX

ANNUAL REPORT – AUGUST 31, 2019

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Villere Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (villere.com/mutual-funds). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1.866.209.1129.

Villere Funds

Table of Contents

A Message to Our Shareholders	2

Sector Allocations	9

Performance Charts and Analysis	10

Schedules of Investments	12

Statements of Assets and Liabilities	17

Statements of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	34

Expense Examples	35

Approval of Investment Advisory Agreements	37

Trustees and Executive Officers	41

Additional Information	45

Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2019

To Our Fellow Shareholders:

The stock market has been on a wild ride over the past year. After selling off sharply in the fourth quarter of 2018, stocks have bounced back in 2019, but we have seen plenty of volatility.

Solid economic growth and strong corporate earnings drove U.S. stocks higher for most of 2018. However, in the fourth quarter of 2018, the trade war with China and concerns over rising interest rates coupled with the government shutdown caused stock prices to tumble, as investors pondered how those factors could dampen corporate profits and future economic growth. In December, the Federal Reserve (the “Fed”) raised interest rates for the fourth time in 2018 to battle inflation and signaled more rate hikes in 2019 despite a slowing economy. After its all-time high on September 20th, the S&P 500® Total Return Index (the “S&P 500®”) tumbled almost 20% by December 24th. The fourth quarter was the worst quarter for the Russell 2000® Index, which tracks stock price performance of small companies, in its 40-year history.

The market rallied strongly in the first quarter of 2019 when the Fed reassured nervous investors that it would take a break from increasing rates. The economy remained healthy with unemployment at a near 50-year low. Stocks also rallied on growing optimism that a trade agreement between the U.S. and China may be imminent.

A sell-off in May was followed by reaching near record highs in July, and then increased choppiness in August. President Trump’s move to increase tariffs on $200 billion of Chinese imports to 25%, as well as on all Mexican imports, caused the stock market to drop sharply in May. When the market rebounded in June and July, it was aided by a resolution of the migrant and trade issues with Mexico, and increasing optimism again that an agreement would be reached on the trade war with China. The potential for one or two interest rate cuts by the Fed this year to keep the economy growing also helped the market propel sharply higher. Concerns again about a slowing economy, a potential recession, the trade war, and an inverted yield curve all added to the weak stock market in August.

Shares of smaller companies, like those we focus on, sharply underperformed larger stocks during the 12-month period ended August 31, 2019. Large-cap stocks often outperform when the markets get nervous like at the end of 2018. The large-cap index, S&P 500®, also has a greater exposure to the technology sector, which has been the best performing sector in 2019.

Villere Funds

Villere Balanced Fund Results

The Villere Balanced Fund (the “Balanced Fund”) declined 6.20% during the 12-month period ended August 31, 2019. In comparison, the Balanced Fund’s benchmark – the Lipper Balanced Funds Index – gained 3.84%. The Balanced Fund is a little different from the typical balanced fund in that it holds primarily small- and mid-cap stocks, unlike its peers which tend to hold shares of larger companies. The Balanced Fund’s performance lagged for the period as large company stocks significantly outperformed smaller stocks.

At Villere & Co., we are long-term investors and it is worth noting that the Balanced Fund’s annualized 10-year and since inception returns were 9.74% and 7.45%, respectively, significantly outpacing the long-term results of the Lipper benchmark.

					Since
Average Annual Total Returns					Inception
for Periods Ending 8/31/19	6 Mos.*	1 Year	5 Years	10 Years	9/30/99
Balanced Fund	-0.18%	-6.20%	1.82%	9.74%	7.45%
S&P 500® Total
Return Index	6.15%	2.92%	10.11%	13.45%	6.26%
Lipper Balanced
Funds Index	5.06%	3.84%	5.61%	8.21%	5.49%
Bloomberg Barclays
Capital Intermediate
Government/Credit
Bond Index	5.78%	8.12%	2.65%	3.17%	4.50%
* Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Balanced Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Balanced Fund was 0.97%. See the Financial Highlights in this report for the most current expense ratio.

Villere Funds

Villere Equity Fund Results

The Villere Equity Fund (the “Equity Fund”) fell 9.16% during the 12-month period ended August 31, 2019. In comparison, the Equity Fund’s benchmarks – the Lipper Mid-Cap Growth Funds Index and the S&P 500® Total Return Index – rose 5.03% and 2.92%, respectively, during the period. The Fund had more cash than normal due to high stock prices and to help reduce volatility.

				Since
Average Annual Total Returns				Inception
for Periods Ending 8/31/19	6 Mos.*	1 Year	5 Years	5/31/13
Equity Fund	-0.93%	-9.16%	0.50%	3.16%
S&P 500® Total Return Index	6.15%	2.92%	10.11%	12.09%
Lipper Mid-Cap Growth Funds Index	7.70%	5.03%	10.52%	12.29%
* Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Equity Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.23%. See the Financial Highlights in this report for the most current expense ratio. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Inside the Portfolios – Equities

Individual company research and stock selection continue to be central to our process and strategy. Top contributors to performance for both Funds during the 12-month reporting period ended August 31, 2019 included Euronet Worldwide, Inc. (“Euronet”), Cypress Semiconductor Corp. (“Cypress”), Steris PLC (“Steris”), Teleflex, Inc. (“Teleflex”), and Roper Technologies, Inc. (“Roper”).

Euronet is an industry leader in providing secure electronic financial transaction solutions. The company operates one of the largest independent automated teller machine (“ATM”) networks in Europe, and is the world’s largest payment network for prepaid mobile top-up and the third-largest global money transfer company. The stock gained 56.8% for the 12-month period ended August 31, 2019, aided by strong quarterly results and new growth opportunities. In April, Visa, Inc. made it possible for Euronet to provide a wider set of transactions at international ATMs and expand its offering to all Visa-issued cards globally.

Villere Funds

Cypress is the leader in advanced embedded solutions for automotive, industrial, smart home appliances, consumer electronics and medical products. The stock gained 74.8% during the first six months of 2019, including 49.8% in the second quarter due to strong earnings and the announcement that the company will be acquired by German peer Infineon Technologies AG. With the continued increase in connected technology, we believed that Cypress’ growing leadership position in the consumer and automotive Internet of Things would bode well for the stock. In June, we sold this holding due to limited further upside potential after the takeout announcement.

We purchased Teleflex in both Funds in late December, boosting our exposure to the healthcare sector, which is usually favored by investors for its appealing late-cycle potential. Teleflex is an American provider of specialty medical devices for a range of procedures in critical care and surgery. The stock provided a positive contribution to the performance in the Funds for the remainder of the reporting period, posting a gain of 43.6% since the purchase in late December.

Detractors from performance this reporting period for both Funds included 2U, Inc. (“2U”), 3D Systems Corp. (“3D Systems”), and Ebix, Inc. (“Ebix”).

2U works with major universities to create online graduate degree programs and certificates by providing systems and logistical support. 2U is at the forefront of this growing business, partnering with universities such as Yale, Harvard, New York University, Georgetown, and  University of Southern California. The stock plunged 65% on the last day of July due to uncertainty over its business model, leading to a decline of 80.0% for the 12 month-period ended August 31, 2019. 2U’s outlook guidance widely missed Wall Street earnings estimates, surprising analysts who pulled their buy ratings and lowered their target prices for the stock. 2U’s revenue growth will likely be slowing as it focuses on controlling spending. We believe the market reaction was somewhat overblown, but are reviewing this position.

3D Systems is a pioneer in 3D printing and provides comprehensive 3D products and services, including 3D printers, print materials, on-demand parts services, and digital design tools. The stock fell sharply during the market decline in November and December, recuperated most of the losses with a 39% in January and February, and then declined 50% in the second half of the reporting period as quarterly results continued to fall short of Wall Street expectations. With valuation at this level, we believe that investors have gotten too negative on the battered stock. We are watching the company closely for continued revenue growth and new product launch details.

Villere Funds

Ebix is a provider of software and e-commerce solutions and services to the insurance, finance, and healthcare industries. Ebix was down 55.3% for the one-year reporting period, reporting mixed results during period, including below Wall Street expectations in August. While Ebix’s revenue and profitability have declined some in the developed markets, the company is growing in the emerging markets of Asia where the demand for enterprise solutions and infrastructure is increasing rapidly. At the current valuation, we believe there is upside potential for the Ebix stock. We are keeping a close eye on the company and management team.

We trimmed our positions in Euronet, Steris, Pool Corp., and Visa, which have all been strong performers. We sold Apache Corp., Genesee & Wyoming, Inc., WW International, Inc., and as mentioned Cypress. In addition to buying Teleflex, we purchased Roper Technologies, ON Semiconductor, and Abiomed. We also used our higher than normal cash position and the downturn in the market to add to our holdings in Axon Enterprise, Inc. and Ebix, and 2U.

Asset Allocation – Villere Balanced Fund

The asset allocation in the Fund was 71.5% in stocks, 19.9% in bonds, and 8.6% in cash at the end of August.  A low interest rate environment tends to favor stocks over bonds. The 10-year Treasury at 1.50% as of the end of August is relatively unattractive considering a higher yield on the S&P 500® Index at almost 2%. Most of our holdings are in the portfolios for the potential to generate capital appreciation, however, we hold some income-oriented stocks in an effort to boost the portfolio yield.

The Balanced Fund held a higher than normal cash position going into the fourth quarter of 2018, which helped to reduce the Balanced Fund’s loss as stocks declined and provided an opportunity to add to some holdings.

We use the fixed income allocation to balance the risk in the Fund. The fixed income component, including short-term instruments, usually ranges from 20-30% of assets, depending on market conditions. We are currently at the low end of that range as we find current bond yields relatively unappealing. The asset allocation is generally a byproduct of the valuations we see on the equity side through our bottom up research efforts. If we believe the market is rich and it is hard to find reasonably priced stocks, we can increase the fixed income and cash components. Since we mainly use the fixed income component for potential income and stability, we have kept duration short in an effort to reduce risk.

Villere Funds

Strategy & Outlook

The Fed and trade wars have been the main storylines for a while now, creating uncertainty in the market. The stock market volatility has been driven by the ongoing U.S. trade war with China, a briefly inverted yield curve, concerns about a slowing economy, and recession fears. The Fed also veered from raising interest rates, to lowering them, to now looking at cutting again.

An inverted yield curve, where the interest rates on short-term bonds are higher than the interest rates paid by long-term bonds, is the bond market’s way of telling us that after a 10-year expansion, the bond market sees elevated risk in the economy. We believe the Fed may cut interest rates one or two times more this year to keep the economy going.

Given the prospects of more headline news, uncertainty, and volatility, we will continue to run our selective, disciplined investment process. Investing in quality companies is especially important in this uncertain environment, particularly since we are in the late stage of a long economic cycle. We have a larger cash position than we normally do, and are looking for dips in the market to buy new companies or add to existing holdings at more reasonable prices. We will continue to invest in growing, quality companies with strong free cash flow and strong balance sheets. We are keeping a balance between being optimistic and being defensive, and approach the market cautiously.

We recognize that this has been a difficult period. Thank you for your continued support and confidence in the Villere Funds.

Sincerely,

St. Denis J. Villere II	George V. Young

St. Denis J. Villere III	Lamar G. Villere, CFA

Villere Funds

Footnotes:

The opinions expressed above are those of St. Denis J. Villere II, George V . Young, St. Denis J. Villere III, and Lamar G. Villere and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedules of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax adviser or legal counsel for advice and information concerning their situation. Neither the Funds nor any of its representatives may give legal or tax advice.

The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category.  The Lipper Mid-Cap Growth Funds Index has funds that invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends.  The S&P 500® Total Return Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Bloomberg Barclays Capital Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years. The Russell 2000® Index is a market capitalization-weighted benchmark index made up of the 2,000 smallest U.S. companies in the Russell 3000® Index.

It is not possible to invest directly in an index.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. It is expressed as a number of years.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.  The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.  These risks are magnified in emerging markets.  The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

While the Funds are no-load, advisory & other expenses still apply. Please refer to the Prospectus for more information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Villere Funds

SECTOR ALLOCATIONS at August 31, 2019 (Unaudited)

Balanced Fund

Sector	Percent of Net Assets

General Manufacturing	18.4%
Finance	15.5%
Money Market Funds[1]	12.9%
Medical Equipment & Supplies Manufacturing	7.3%
Professional, Scientific & Technical Services	7.0%
Food Manufacturing	5.9%
Insurance	5.8%
Real Estate, Rental & Leasing	4.8%
Mining	4.7%
Health Care Equipment Manufacturing	4.6%
Information	4.6%
Transportation & Warehousing	4.5%
Wholesale Trade	4.1%
Computer & Electronic Products	3.2%
Administrative Support Waste Management	0.5%
General Merchandise Store	0.4%
Liabilities in Excess of Other Assets	(4.2)%
Total	100.0%

Equity Fund

Sector	Percent of Net Assets

Money Market Funds[1]	22.4%
General Manufacturing	19.5%
Finance	18.1%
Medical Equipment & Supplies Manufacturing	9.5%
Professional, Scientific & Technical Services	6.2%
Insurance	5.6%
Transportation & Warehousing	5.2%
Health Care Equipment Manufacturing	5.2%
Real Estate, Rental & Leasing	4.5%
Computer & Electronic Products	4.1%
Wholesale Trade	3.6%
Liabilities in Excess of Other Assets	(3.9)%
Total	100.0%

[1]	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Balanced Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index, Lipper Balanced Funds Index,
Bloomberg Barclays Capital Intermediate Government/Credit Bond Index and
Blended 65%/35% S&P 500® Total Return Index/Bloomberg Barclays
Capital Intermediate Government/Credit Bond Index
(Unaudited)

Average Annual Total Returns as of August 31, 2019

				Value of
				$10,000
	1 Year	5 Years	10 Years	(8/31/19)
Balanced Fund	-6.20%	1.82%	9.74%	$25,326
S&P 500® Total Return Index	2.92%	10.11%	13.45%	$35,308
Lipper Balanced Funds Index	3.84%	5.61%	8.21%	$22,009
Bloomberg Barclays Capital Intermediate
Government/Credit Bond Index	8.12%	2.65%	3.17%	$13,666
65%/35% S&P 500® Total Return Index/
Bloomberg Barclays Capital Intermediate
Government/Credit Bond Index	5.13%	7.64%	9.96%	$25,845

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2009, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index and
Lipper Mid-Cap Growth Funds Index
(Unaudited)

Average Annual Total Returns as of August 31, 2019

				Value of
			Since	$10,000
	1 Year	5 Years	Inception	(8/31/19)
Equity Fund	-9.16%	0.50%	3.16%	$12,147
S&P 500® Total Return Index	2.92%	10.11%	12.09%	$20,413
Lipper Mid-Cap Growth Funds Index	5.03%	10.52%	12.29%	$20,644

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s inception) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2019

Shares		Value

COMMON STOCKS: 70.8%

Computer & Electronic
Product Manufacturing: 7.3%
379,380	ON Semiconductor
	Corp.[1]	$6,752,964
26,410	Roper
	Technologies,
	Inc.	9,686,132
		16,439,096

Credit Intermediation: 15.5%
47,410	Euronet
	Worldwide, Inc.[1]	7,260,368
314,086	First Hawaiian,
	Inc.	8,072,010
753,704	Kearny Financial
	Corp.	9,481,596
53,320	Visa, Inc. –
	Class A	9,641,322
		34,455,296

Electrical Equipment &
Appliance Manufacturing: 3.3%
122,262	Axon Enterprise,
	Inc.[1]	7,332,052

Furniture Manufacturing: 3.5%
207,916	Leggett &
	Platt, Inc.	7,732,396

Health Care Equipment
Manufacturing: 9.2%
66,970	STERIS PLC	10,340,168
28,130	Teleflex, Inc.	10,237,070
		20,577,238

Insurance Carriers &
Related Activities: 5.4%
158,900	The Progressive
	Corp.	12,044,620

Machinery: 1.5%
486,320	3D Systems
	Corp.[1,2]	3,404,240

Merchant Wholesalers &
Durable Goods: 3.6%
305,900	LKQ Corp.[1]	8,035,993

Miscellaneous
Manufacturing: 2.8%
31,889	ABIOMED, Inc.[1]	6,156,809

Professional, Scientific &
Technical Services: 4.2%
184,026	2U, Inc.[1]	3,290,385
170,320	Ebix, Inc.[2]	6,032,734
		9,323,119

Real Estate: 4.8%
85,552	The Howard
	Hughes Corp.[1]	10,802,651

Sporting & Recreation
Goods: 5.2%
59,367	Pool Corp.	11,658,491

Transportation Equipment
Manufacturing: 4.5%
74,790	WABCO
	Holdings, Inc.[1]	9,985,213

TOTAL COMMON STOCKS
(Cost $133,905,031)		157,947,214

PREFERRED STOCKS: 0.6%

Professional, Scientific, and
Technical Services: 0.6%
47,800	B. Riley
	Financial, Inc.[2]	1,214,598

TOTAL PREFERRED
STOCKS
(Cost $1,195,000)		1,214,598

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 19.9%
Chemical Manufacturing: 0.2%
	HB Fuller Co.,
	4.000%,
$238,000	2/15/27	$230,860
	Kimberly-Clark
	Corp.,
	3.200%,
100,000	4/25/29	109,560
		340,420

Computer & Electronic
Products: 0.1%
	Hewlett-Packard Co.,
	3.750%,
321,000	12/1/20	327,023

Food Manufacturing: 5.9%
	Campbell
	Soup Co.,
	2.500%,
6,045,000	8/2/22	6,086,681
	Flowers
	Foods, Inc.,
	4.375%,
6,225,000	4/1/22	6,523,759
	Kraft Heinz
	Food Co.,
	5.375%,
523,000	2/10/20	529,308
		13,139,748

Furniture Manufacturing: 0.4%
	Leggett &
	Platt, Inc.,
	3.400%,
970,000	8/15/22	989,653

General Merchandise
Stores: 0.3%
	Walmart, Inc.,
	3.400%,
640,000	6/26/23	677,941

Insurance Carriers &
Related Activities: 0.4%
	Reinsurance Group
	of America, Inc.,
	3.900%,
800,000	5/15/29	861,001

Merchant Wholesalers,
Durable Goods: 0.5%
	Hubbell, Inc.,
	3.500%,
1,045,000	2/15/28	1,091,024

Oil & Gas: 4.7%
	Phillips 66,
	4.300%,
10,000,000	4/1/22	10,572,923

Professional, Scientific &
Technical Services: 2.3%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	5,131,591

Publishing Industries: 4.6%
	Symantec Corp.,
	4.200%,
10,000,000	9/15/20	10,147,007

Waste Management &
Remediation Services: 0.5%
	Waste Management, Inc.,
	3.200%,
1,055,000	6/15/26	1,124,059

TOTAL CORPORATE
BONDS
(Cost $43,040,739)		44,402,390

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Continued)

Shares	Value

SHORT-TERM
INVESTMENTS: 8.6%

Money Market Funds: 8.6%
19,139,041	Invesco
Government &
Agency
Portfolio –
Institutional
Class, 2.024%[3]	$19,139,041

TOTAL SHORT-TERM
INVESTMENTS
(Cost $19,139,041)	19,139,041

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 4.3%

Money Market Funds: 4.3%
9,671,011	First American
Government
Obligations
Fund – Class Z,
1.993%[3]	9,671,011

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS
FROM SECURITIES
LENDING
(Cost $9,671,011)	9,671,011

TOTAL INVESTMENTS
IN SECURITIES: 104.2%
(Cost $206,950,822)	232,374,254
Liabilities in Excess
of Other Assets: (4.2)%	(9,302,288)

TOTAL NET
ASSETS: 100.0%	$223,071,966

[1]	Non-income producing security.
[2]	This security or a portion of this security was out on loan as of August 31, 2019. Total loaned securities had a value of $9,401,861 or 4.2% of net assets.
[3]	Annualized seven-day effective yield as of August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2019

Shares		Value

COMMON STOCKS: 81.5%

Computer & Electronic
Product Manufacturing: 9.1%
91,690	ON Semiconductor
	Corp.[1]	$1,632,082
5,470	Roper
	Technologies,
	Inc.	2,006,177
		3,638,259

Computer & Electronic
Products: 1.1%
7,560	Western Digital
	Corp.	432,961

Credit Intermediation: 18.1%
11,170	Euronet
	Worldwide, Inc.[1]	1,710,574
67,890	First Hawaiian, Inc.	1,744,773
128,190	Kearny Financial
	Corp.	1,612,630
11,790	Visa, Inc. –
	Class A	2,131,868
		7,199,845

Electrical Equipment &
Appliance Manufacturing: 3.9%
26,260	Axon Enterprise,
	Inc.[1]	1,574,812

Furniture Manufacturing: 2.8%
29,700	Leggett &
	Platt, Inc.	1,104,543

Health Care Equipment
Manufacturing: 10.5%
13,460	STERIS PLC	2,078,224
5,740	Teleflex, Inc.	2,088,901
		4,167,125

Insurance Carriers &
Related Activities: 5.6%
29,500	The Progressive
	Corp.	2,236,100

Machinery: 1.6%
90,756	3D Systems
	Corp.[1,2]	635,292

Merchant Wholesalers &
Durable Goods: 3.6%
54,100	LKQ Corp.[1]	1,421,207

Miscellaneous
Manufacturing: 4.3%
8,800	ABIOMED, Inc.[1]	1,699,016

Professional, Scientific &
Technical Services: 6.2%
42,590	2U, Inc.[1]	761,509
48,090	Ebix, Inc.[2]	1,703,348
		2,464,857

Real Estate: 4.5%
14,230	The Howard
	Hughes Corp.[1]	1,796,822

Sporting & Recreation
Goods: 5.0%
10,170	Pool Corp.	1,997,185

Transportation Equipment
Manufacturing: 5.2%
15,415	WABCO
	Holdings, Inc.[1]	2,058,057

TOTAL COMMON STOCKS
(Cost $28,203,810)		32,426,081

SHORT-TERM INVESTMENTS: 18.5%

Money Market Funds: 18.5%
7,375,450	Invesco
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 2.024%[3]	7,375,450

TOTAL SHORT-TERM
INVESTMENTS
(Cost $7,375,450)		7,375,450

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Continued)

Shares	Value

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 3.9%

Money Market Funds: 3.9%
1,535,318	First American
Government
Obligations
Fund – Class Z,
1.993%[3]	$1,535,318

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $1,535,318)	1,535,318

TOTAL INVESTMENTS
IN SECURITIES: 103.9%
(Cost $37,114,578)	41,336,849
Liabilities in Excess
of Other Assets: (3.9)%	(1,559,206)

TOTAL NET
ASSETS: 100.0%	$39,777,643

[1]	Non-income producing security.
[2]	This security or a portion of this security was out on loan as of August 31, 2019. Total loaned securities had a value of $1,492,617 or 3.8% of net assets.
[3]	Annualized seven-day effective yield as of August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2019

	Balanced Fund	Equity Fund
ASSETS:
Investments in unaffiliated securities, at value[1]
(Cost $206,950,822 and $37,114,578, respectively)	$232,374,254	$41,336,849
Receivables:
Fund shares sold	11,669	383
Dividends and interest	710,132	36,473
Securities lending income, net	2,110	108
Prepaid expenses	19,054	15,167
Total assets	233,117,219	41,388,980

LIABILITIES:
Payables:
Collateral received for securities loaned	9,671,011	1,535,318
Fund shares redeemed	63,013	—
Investment advisory fees	144,100	25,381
Transfer agent fees	82,082	6,629
Administration fees	28,196	5,309
Audit fees	22,100	22,100
Fund accounting fees	5,639	5,388
Trustee fees	3,950	2,581
Custody fees	2,226	963
Chief Compliance Officer fees	1,695	1,695
Other accrued expenses	21,241	5,973
Total liabilities	10,045,253	1,611,337
NET ASSETS	$223,071,966	$39,777,643

COMPONENTS OF NET ASSETS:
Paid-in capital	$201,210,297	$35,664,251
Total distributable earnings	21,861,669	4,113,392
Net assets	$223,071,966	$39,777,643
[1] Includes loaned securities with a market value of	$9,401,861	$1,492,617

Net Assets	$223,071,966	$39,777,643
Shares (unlimited number of shares
authorized without par value)	10,100,981	3,409,371
Net assets value, offering, and redemption price per share	$22.08	$11.67

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2019

	Balanced Fund	Equity Fund
INVESTMENT INCOME:
Dividends	$2,279,657	$420,900
Interest	2,256,483	132,193
Income from securities lending, net	41,251	2,533
Total investment income	4,577,391	555,626

EXPENSES:
Investment advisory fees	1,837,702	293,945
Administration fees	180,991	31,757
Sub-transfer agent fees	159,532	6,999
Miscellaneous expense	34,806	10,618
Fund accounting fees	34,272	32,497
Transfer agent fees	25,732	19,936
Registration fees	24,822	22,785
Reports to shareholders	23,082	2,202
Audit fees	22,100	22,100
Trustee fees	21,123	16,302
Custody fees	11,191	4,895
Chief Compliance Officer fees	9,728	9,778
Legal fees	4,041	5,258
Insurance expense	3,119	2,691
Total expenses	2,392,241	481,763
Net investment income	2,185,150	73,863

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	779,311	693,175
Change in net unrealized appreciation/depreciation
on investments	(23,259,117)	(4,582,531)
Net realized and unrealized loss on investments	(22,479,806)	(3,889,356)
Net decrease in net assets resulting from operations	$(20,294,656)	$(3,815,493)

The accompanying notes are an integral part of these financial statements.

Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$2,185,150	$2,425,771
Net realized gain on unaffiliated investments	779,311	3,277,519
Net realized gain on affiliated investments	—	10,676,052
Change in net unrealized appreciation/depreciation
on unaffiliated investments	(23,259,117)	26,749,596
Change in net unrealized appreciation/depreciation
on affiliated investments	—	5,757,743
Net increase (decrease) in net assets
resulting from operations	(20,294,656)	48,886,681

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders	(14,885,629)	(1,938,172)[1]

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from net change
in outstanding shares[2]	(41,370,184)	(42,564,433)
Total increase (decrease) in net assets	(76,550,469)	4,384,076

NET ASSETS:
Beginning of year	$299,622,435	$295,238,359
End of year	$223,071,966	$299,622,435

[1]	As disclosed at August 31, 2018, includes net investment income distributions of $1,938,172.
[2]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Value	Shares	Value
Shares sold	550,613	$12,598,930	1,254,851	$29,654,279
Shares issued in
reinvestment of
distributions	752,783	14,619,032	85,297	1,888,478
Shares redeemed	(3,083,750)	(68,588,146)	(3,254,797)	(74,107,190)
Net decrease	(1,780,354)	$(41,370,184)	(1,914,649)	$(42,564,433)

The accompanying notes are an integral part of these financial statements.

Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$73,863	$26,000
Net realized gain (loss) on unaffiliated investments	693,175	(17,500)
Net realized gain on affiliated investments	—	1,593,904
Change in net unrealized appreciation/depreciation
on unaffiliated investments	(4,582,531)	5,621,465
Change in net unrealized appreciation/depreciation
on affiliated investments	—	1,104,959
Net increase (decrease) in net assets
resulting from operations	(3,815,493)	8,328,828

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders	(113,043)	—

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from net
change in outstanding shares[1]	1,629,480	(2,783,377)
Total increase (decrease) in net assets	(2,299,056)	5,545,451

NET ASSETS:
Beginning of year	$42,076,699	$36,531,248
End of year	$39,777,643	$42,076,699

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Value	Shares	Value
Shares sold	444,746	$5,028,194	261,663	$3,012,596
Shares issued in
reinvestment of
distributions	11,028	111,935	—	—
Shares redeemed[2]	(310,242)	(3,510,649)	(499,386)	(5,795,973)
Net increase (decrease)	145,532	$1,629,480	(237,723)	$(2,783,377)

[2]	Net of redemption fees of $— and $57, respectively.

The accompanying notes are an integral part of these financial statements.

Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$25.22	$21.40	$20.67	$23.12	$26.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.20	0.20	0.10	0.19	0.23
Net realized and unrealized
gain (loss) on investments	(1.95)	3.77	0.81	0.11	(2.40)
Total from
investment operations	(1.75)	3.97	0.91	0.30	(2.17)

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.15)	(0.18)	(0.20)	(0.30)
From net realized gain	(1.15)	—	—	(2.55)	(1.08)
Total distributions	(1.39)	(0.15)	(0.18)	(2.75)	(1.38)
Net asset value, end of year	$22.08	$25.22	$21.40	$20.67	$23.12

Total return	(6.20)%	18.67%	4.45%	2.50%	(8.19)%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$223.1	$299.6	$295.2	$395.4	$670.2

Portfolio turnover rate	21%	23%	18%	14%	15%

RATIOS:
Expenses to average net assets	0.98%	0.96%	0.93%	0.97%	0.88%
Net investment income to
average net assets	0.89%	0.85%	0.50%	0.93%	0.70%

[1]	Calculated based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$12.89	$10.43	$10.29	$10.40	$11.85

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.01	(0.04)	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	(1.21)	2.45	0.19	0.04	(1.23)
Total from
investment operations	(1.19)	2.46	0.15	0.05	(1.26)
Paid-in capital from
redemption fees	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.01)	—	—
From net realized gain	(0.03)	—	—	(0.16)	(0.19)
Total distributions	(0.03)	—	(0.01)	(0.16)	(0.19)
Net asset value, end of year	$11.67	$12.89	$10.43	$10.29	$10.40

Total return	(9.16)%	23.59%	1.47%	0.68%	(10.62)%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$39.8	$42.1	$36.5	$37.3	$38.2

Portfolio turnover rate	36%	24%	25%	32%	32%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	1.23%	1.22%	1.24%	1.24%	1.10%
After fees waived/recouped and
expenses absorbed/recouped	1.23%	1.22%	1.24%	1.24%	1.16%

RATIOS OF INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	0.19%	0.07%	(0.41)%	0.15%	(0.15)%
After fees waived/recouped and
expenses absorbed/recouped	0.19%	0.07%	(0.41)%	0.15%	(0.21)%

[1]	Calculated based on average shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019

NOTE 1 – ORGANIZATION

The Balanced Fund and the Equity Fund are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth consistent with preservation of capital and balanced by current income. The Equity Fund seeks to achieve long-term growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean prices supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2019. See the Schedules of Investments for industry breakouts.

Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$157,947,214	$—	$—	$157,947,214
Preferred Stocks	1,214,598	—	—	1,214,598
Corporate Bonds	—	44,402,390	—	44,402,390
Short-Term
Investments	19,139,041	—	—	19,139,041
Investments
Purchased with Cash
Proceeds from
Securities Lending	9,671,011	—	—	9,671,011
Total Investments
in Securities	$187,971,864	$44,402,390	$—	$232,374,254

Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$32,426,081	$—	$—	$32,426,081
Short-Term
Investments	7,375,450	—	—	7,375,450
Investments
Purchased with Cash
Proceeds from
Securities Lending	1,535,318	—	—	1,535,318
Total Investments
in Securities	$41,336,849	$—	$—	$41,336,849

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year of at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. For the fiscal year ended August 31, 2019, the Funds had no capital loss carryovers available for federal income tax purposes.

As of August 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of August 31, 2019, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will invest no more than 15% of its net assets in illiquid securities.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences by reclassified between financial and tax reporting. These reclassifications have no effect on net asset or net asset value per share. For the year ended August 31, 2019, there were no adjustments made.

J.
Recently Issued Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”) for each Fund. Under each Advisory Agreement, the Adviser furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund. For the year ended August 31, 2019, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Caps) to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. Each of the Funds’ operated at or below the current Expense Caps. Accordingly, for the year ended August 31, 2019, the Adviser did not waive any fees or reimburse expenses.  Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by each Fund to Fund Services for these services for the year ended August 31, 2019 are disclosed in the Statements of Operations.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the year ended August 31, 2019, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in each of its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of August 31, 2019, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by U.S.  Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of August 31, 2019, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund	$9,401,861	$9,671,011
Equity Fund	1,492,617	1,535,318

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

Offsetting Assets and Liabilities. The Funds may be subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the transactions subject to netting as of August 31, 2019:

			Gross	Net
			Amounts	Amounts	Gross Amounts Not
			Offset	Presented	Offset in the Statements
			in the	in the	of Assets & Liabilities
			Statements	Statements		Cash
		Gross	of Assets &	of Assets &	Financial	Collateral	Net
		Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Balanced	Collateral
Fund	received for securities loaned
		$9,671,011	$—	$9,671,011	$9,671,011	$—	$—
Equity	Collateral
Fund	received for securities loaned

		$1,535,318	$—	$1,535,318	$1,535,318	$—	$—

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to  Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of August 31, 2019. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2019, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales/Maturities
Balanced Fund	$46,398,202	$85,417,363
Equity Fund	12,102,331	13,091,481

For the year ended August 31, 2019, there were no purchases or sales of U.S. Government obligations in the Funds.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2019 and the year ended August 31, 2018 for the Funds were as follows:

Balanced Fund

	2019	2018
Distributions paid from:
Ordinary income	$2,527,029	$1,938,172
Long-term capital gain	12,358,600	—
	$14,885,629	$1,938,172

Equity Fund

	2019	2018
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	113,043	—
	$113,043	$—

As of fiscal year end August 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund

Cost of investments	$206,950,822
Gross tax unrealized appreciation	44,480,457
Gross tax unrealized depreciation	(19,057,025)
Gross tax unrealized appreciation	25,423,432
Undistributed ordinary income	1,274,861
Undistributed long-term capital gain	—
Total distributable earnings	1,274,861
Other accumulated losses	(4,836,624)
Total accumulated gains	$21,861,669

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Continued)

Equity Fund

Cost of investments	$37,114,578
Gross tax unrealized appreciation	8,422,552
Gross tax unrealized depreciation	(4,200,281)
Gross tax unrealized appreciation	4,222,271
Undistributed ordinary income	73,863
Undistributed long-term capital gain	—
Total distributable earnings	73,863
Other accumulated losses	(182,742)
Total accumulated gains	$4,113,392

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At fiscal year end August 31, 2019, the Funds deferred, on a tax basis, qualified late year losses, consisting of the following:

	Post-October	Ordinary Late
	Losses	Year Losses
Balanced Fund	$4,836,624	$—
Equity Fund	182,741	—

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended August 31, 2019 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended August 31, 2019 was as follows:

	Balanced Fund	Equity Fund
Maximum available credit	$35,000,000	$2,500,000
Largest amount outstanding
on an individual day	—	—
Average daily loan outstanding	—	—
Credit facility outstanding as
of August 31, 2019	—	—
Average interest rate when in use	—	—

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Villere Balanced Fund and Villere Equity Fund and The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 29, 2019

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2019 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/19 – 8/31/19).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Equity Fund. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables include information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2019 (Unaudited) (Continued)

and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/19	Value 8/31/19	3/1/19 – 8/31/19[1]
Actual	$1,000.00	$ 998.20	$4.94
Hypothetical (5%
return before expenses)	1,000.00	1,020.27	4.99

[1]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.98% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/19	Value 8/31/19	3/1/19 – 8/31/19[2]
Actual	$1,000.00	$ 990.70	$6.22
Hypothetical (5%
return before expenses)	1,000.00	1,018.95	6.31

[2]
Expenses are equal to the Equity Fund’s annualized expense ratio for the most recent six-month period of 1.24% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 22, 2019, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for each of the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 21, 2019, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks, all for periods ended March 31, 2019.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe.

For the Villere Balanced Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods and outperformed its peer group median for the ten-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year, five-year and ten-year periods.  The Board also noted that the Fund underperformed its secondary benchmark for the one-year, three-year and five-year periods and outperformed for the ten-year period.  The Board also considered that the Fund outperformed the Adviser’s balanced composite for the one-year and ten-year periods and underperformed for the three-year and five-year periods ended March 31, 2019 and the reasons given by the Adviser for such differences.

For the Villere Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year and five-year periods, as well as its underperformance against its secondary benchmark for the one-year, three-year and five-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s equity composite for the one-year, three-year and five-year periods ended March 31, 2019 and the reasons given by the Adviser for such underperformance.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee was at the peer group median and below the peer group average and that the Fund’s net expense ratio was below that of its peer group median and average.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to or lower than the fees charged to the Villere Balanced Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee was below its peer group median and average, and the net expense ratio was higher than the peer group median and average.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to or lower than the fees charged to the Villere Equity Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also noted that each Fund’s annual expense ratio is currently below its respective Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional benefits derived by the Adviser from its relationship with the Funds.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years, and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[2]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Former owner of a	2	Independent
(born 1955)		Term;	registered investment		Trustee for
c/o U.S. Bank Global		Since	adviser, Productive		the William
Fund Services		November	Capital Management,		Blair Funds
2020 E. Financial Way		2018.	Inc.; formerly, Chief		(2013 to
Suite 100			Administrative Officer,		present)
Glendora, CA 91741			Senior Vice President		(21 series);
			and Senior Managing		Independent
			Director of Allegiant		Trustee
			Asset Management		for the
			Company (merged		AmericaFirst
			with PNC Capital		Quantitative
			Advisors, LLC in 2009);		Funds (2012
			formerly, Chief		to 2016).
Administrative Officer,
Chief Compliance Officer
and Senior Vice President
of PNC Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[2]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	Trustee, The
(born 1939)		Term;	formerly, Chief		Dana
c/o U.S. Bank Global		Since	Executive Officer,		Foundation.
Fund Services		May	Rockefeller Trust Co.,
2020 E. Financial Way		1991.	(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Former
(born 1973)		Term;	Officer, Tidal ETF		Interested
c/o U.S. Bank Global		Since	Services LLC		Trustee,
Fund Services		September	(2018 to present);		Direxion
2020 E. Financial Way		2011.	formerly, Chief		Funds
Suite 100	Chair-	Indefinite	Operating Officer,		(22 series),
Glendora, CA 91741	person[3]	Term;	Direxion Funds		Direxion
		Since	(2013 to 2018);		Shares ETF
		August	formerly, Senior		Trust
		2019.	Vice President and		(112 series)
			Chief Financial Officer		and Direxion
			(and other positions),		Insurance
			U.S. Bancorp Fund		Trust(2013
			Services, LLC.		to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bank Global		Since	Investor Data
Fund Services		May	Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[2]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee,
c/o U.S. Bank Global		Since	Executive Vice		AMG Funds
Fund Services		May	President, Investment		(61 series);
2020 E. Financial Way		1991.	Company		Advisory
Suite 100			Administration, LLC		Board
Glendora, CA 91741			(mutual fund		Member,
			administrator).		Sustainable
Growth
Advisers, LP.

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		March	Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Services, LLC,
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[2]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2017.	since October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Compliance Officer,
Fund Services		July	U.S. Bancorp Fund
615 East Michigan St.		2011.	Services, LLC
Milwaukee, WI 53202	Anti-	Indefinite	since August 2004.
	Money	Term;
	Laundering	Since
	Officer	July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

[3]	At a Board meeting held August 22, 2019, Eric Falkeis was appointed as the new Chairperson to replace Dorothy Berry who passed away on August 5, 2019.

Villere Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	84.46%
Equity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2019 was as follows:

Balanced Fund	80.38%
Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	0.00%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Funds’ web site at www.villere.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.villere.com.

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Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester, LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
 Elaine E Richards, President/Principal Executive Officer

Date    November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
 Elaine E Richards, President/Principal Executive Officer

Date    November 6, 2019

By (Signature and Title)  /s/ Aaron J. Perkovich
 Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    November 5, 2019

* Print the name and title of each signing officer under his or her signature.